Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 22, 2023, by and between Electriq Power, Inc., a Delaware corporation (the “Company”), and John Michael Lawrie, including his successors and assigns (the “Purchaser”). The Company and the Purchaser are sometimes referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Securities Purchase Agreement, dated as of November 13, 2022 (the “Initial Agreement”);

WHEREAS, the Parties entered into that certain Amended and Restated Securities Purchase Agreement, dated as of December 23, 2022, amending and restating the Initial Agreement in its entirety (the “Agreement”);

WHEREAS, Section 6.5 of the Agreement provides that the Agreement may be amended by a writing signed by each of the Company and the Purchaser and any amendment effected pursuant to Section 6.5 of the Agreement shall be binding upon the Company and the Purchaser; and

WHEREAS, the Parties wish to make certain amendments to the Agreement as set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:

Section 1.1 Definitions. Except as otherwise indicated, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

Section 1.2 Amendments.

(a) The definition of “Subsequent Subscription Amount” in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Subsequent Subscription Amount” means one subscription amount equal to $3,500,000. For avoidance of doubt, (i) any references in this Agreement to “a Subsequent Subscription Amount,” “any Subsequent Subscription Amount,” “such Subsequent Subscription Amount” or “applicable Subsequent Subscription Amount” all shall be deemed in each case to mean “the Subsequent Subscription Amount” and (ii) the Subsequent Subscription Amount plus the Initial Subscription Amount equals $8,500,000.”

(b) The definition of “Transaction Documents” in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Transaction Documents” means this Agreement, the Notes, the Security Agreement, the Permanent Financing Intercreditor Agreement (if applicable), the Shareholder Intercreditor Agreement, the Subordination Agreement, all collateral and guarantee documents required under the Permanent Financing Intercreditor Agreement (if applicable) and Shareholder Intercreditor Agreement to be delivered in favor of the Purchaser, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.”

(c) A new sentence is added to the end of Section 2.1 of the Agreement as follows:

“Notwithstanding anything else herein, the Closing of the Subsequent Subscription Amount shall not occur prior to March 27, 2023 without the express written consent of both the Company and the Purchaser.”

(d) Section 2.2(b)(iii)(ii) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(e) Section 2.2(b)(iv) of the Agreement is hereby deleted in its entirety.

(f) Section 2.2(b)(v) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(g) Section 2.2(b)(vi) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(h) Section 2.2(b)(vii) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(i) Section 2.2(d)(i) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(j) Section 2.3(a)(ii) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(k) Section 2.3(b)(iv) of the Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(l) Section 2.3(b)(v) of the Agreement is hereby deleted in its entirety and replaced with the following:

“solely with respect to a Closing for the Subsequent Subscription Amount, a certificate executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying that the Master Installer Services Agreement, dated March 13, 2023, by and between a third party financing provider and Electriq Microgrid Services, LLC, is in effect.”

Section 1.3 No Other Amendments. The Parties agree that all other provisions of the Agreement shall, subject to the amendments expressly set forth in Section 1.2 of this Amendment, continue unmodified, in full force and effect and constitute legal and binding obligations of the Parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein. This Amendment forms an integral and inseparable part of the Agreement.

Section 1.4 References. Each reference to “this Agreement,” “hereof,” “herein,” “hereunder,” “hereby” and each other similar reference contained in the Agreement shall, effective from the date of this Amendment, refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Agreement and references in the Agreement, as amended hereby, to “the date hereof,” “the date of this Agreement” and other similar references shall in all instances continue to refer to December 23, 2022, and references to the date of this Amendment and “as of the date of this Amendment” shall refer to March 22, 2023.

Section 1.5 Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each Party thereto and hereto shall be bound hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties.

Section 1.6 Incorporation by Reference. Each of the provisions under Section 6.9 (Governing Law), Section 6.11 (Execution), Section 6.14 (Remedies) and Section 6.19 (WAIVER OF JURY TRIAL) of the Agreement shall be incorporated into this Amendment by reference as if set out in full herein, mutatis mutandis.

Section 1.7 Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions and matters contemplated by this Amendment.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.

PURCHASER:

By:	/s/ John Michael Lawrie
Name:	John Michael Lawrie

[Signature Page to Amendment No. 1 to A&R Securities Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.

COMPANY:

ELECTRIQ POWER, INC.

By:	/s/ Frank Magnotti
Name:	Frank Magnotti
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Securities Purchase Agreement]